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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 31, 2000



                       Electronic Data Systems Corporation
             (Exact name of registrant as specified in its charter)



          Delaware                       01-11779                75-2548221
(State or Other Jurisdiction            (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)


                                5400 Legacy Drive
                             Plano, Texas 75024-3105
                    (Address of Principal Executive Offices,
                               Including Zip Code)



       Registrant's telephone number, including area code: (972) 604-6000


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Item 5.  Other Events.

     On October 30, 2000, the Registrant entered into the Purchase Agreement attached as Exhibit 99(a) hereto with the General Motors Hourly Rate Employees Pension Plan (the "Hourly Plan") and Goldman, Sachs & Co. (the "Underwriter"), in connection with the offering by the Hourly Plan of 7,500,000 shares of the Registrant's Common Stock. Also on October 30, 2000, that Hourly Plan and the Underwriter entered into the Pricing Agreement attached as Exhibit "A" to the Purchase Agreement.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

     Exhibit
     Number    Description of Document
     ------    -----------------------

      99(a) Purchase Agreement dated October 30, 2000 among the Registrant, the Hourly Plan, and the Underwriter, together with the Pricing Agreement dated October 30, 2000, between the Hourly Plan and the Underwriter.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ELECTRONIC DATA SYSTEMS
                               CORPORATION

October 31, 2000               By: /s/ D. Gilbert Friedlander
                                  ------------------------------------------
                                  D. Gilbert Friedlander, Senior Vice
                                  President, General Counsel  and Secretary

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